2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

Pivotal Development:
Regions of Possibilities

Dana Grams

Senior Vice President, Pivotal Development

Pivotal Energy

Pivotal Energy Development formed within AGL Services
Company in August 2003

Pivotal coordinates development, construction and/or
acquisitions that complement current assets

Focused primarily in Southeast and mid-Atlantic regions
(that’s our “sphere of influence”)

Improve service to our customers through:

Increasing reliability of service

Reducing cost of service

Opportunities for Pivotal

Now:

Capacity requirements for our distribution
companies are changing

Now:

Our distribution companies’ contracts for firm
transportation services are expiring

Soon:

Potential shifts in supply sources for natural gas

Daily Demand, Dth

2003 Analyst/Investor Conference 4

AGL Resources

Sample Load Duration Curve and Supply
Stack of “Assets” to meet it

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

110,000

120,000

130,000

140,000

150,000

1

11

21

31

41

51

61

71

81

91

101

111

121

131

141

151

Remaining Winter Days

Pipe 1 FT

Pipe 2 FT

LNG

60 day storage

Pipe 1

120 day

Pipe 3

Pipe 2

Reservation Charges

Remainder
14%
Evergreen
3%
2013
6%
2005
47%
2012
1%
2006
17%
2007
6%
2008
0%
2010
5%
2009
1%

MDQ

Remainder
15%
Evergreen
7%
2005
36%
2013
6%
2006
14%
2007
6%
2008
1%
2009
1%
2010
12%
2012
2%

2003 Analyst/Investor Conference

5

AGL Resources

Contracts Totaling 50% of the MDQ and 63% of
Reservation Charges Expire in the Next Two Years

MLV-6
Doswell
Hanover
Goochland
Henrico
Powhatan
Richmond
Chesterfield
Amelia
King William
Essex
King and Queen
Richmond
Northumberland
Lancaster
Middlesex
New Kent
Charles City
James City
Gloucester
Mathews
CHESAPEAKE BAY
Accomac
Northampton
Prince George
Surry
Petersburg Compressor Station
York
Newport News
Hampton
Isle of Wight
Sussex
Southampton
Norfolk
Portsmouth
LNG
Virginia Beach
1,2,3
Suffolk
Chesapeake
LEGEND
VNG Franchise Area
VNG Gate Stations
Propane Plants
VNG Transmission Pipeline
VNG Distribution Pipeline
Columbia Gas Pipeline
Reinforcement Projects
LNG Plant
Commonwealth Gate

2003 Analyst/Investor Conference 6

AGL Resources

Virginia Natural Gas Service Territory

Pivotal Propane Peak Shaving Facility
Scope and Project Objectives

Scope:

Adds 28,800 Dthd

Expandable to 66,000 Dthd

3 million gallon Cold Storage tank

Project Objectives:

Meets 3-year peaking forecast

Expandable for 10-year demand

10 days of peaking

South to North flexibility

Pivotal Propane Peak Shaving
Facility Timeline

May-Sep ’03

Oct ‘03

Nov ‘03

Q104

Q204

Q304

Q404

Construction

Preliminary Engineering

Propane Plant

Start-up 12/04

Permitting

Permitting

Complete 2/26

Regulatory

Approval

Complete 1/23

VEPD

Local

County

Air

Soil

Site Work

Tank Construction

Process Construction

Pipeline

Board

Approval

Transco
Southern Natural
South Georgia
Jacksonville

2003 Analyst/Investor Conference 9

AGL Resources

Present State of
Georgia Pipelines

LNG Plant or Terminal

Southern Natural Gas

Transcontinental Natural Gas

East Tennessee Natural Gas

South Georgia Natural Gas

Elba Island LNG Terminal

Compressor Station

SW Georgia/ Macon Peaking Pipeline

LNG Plant
Macon Peaking Line (AGL)
SW Georgia Line (AGL)
Southern Natural Gas
Transcontinental Pipeline Co
Riverdale LNG
Macon LNG
Macon
COBB
DEKALB
FULTON
WALTON
ROCKDALE
NEWTON
HENRY
FAYETTE
BUTTS
JASPER
PUTNAM
SPALDING
PIKE
LAMAR
MONROE
JONES
BALDWIN
UPSON
CRAWFORD
TWIGGS
WILKINSON
TALBOT
TAYLOR

2003 Analyst/Investor Conference 10

AGL Resources

Macon Peaking Pipeline/
Bare Steel Replacement

Repatriates 70 MDth/d stranded
capacity from the Macon LNG
facility to metro Atlanta

Provides additional peaking to
marketplace

Delivers Elba or GOM gas to
Atlanta

178

178

     @ 1200 PSIG

76

76

     @ 600 PSIG

Capacity - MDthd

$60

$19

Length - Miles

$48

$14

Est. Cost (millions)

Replm't

Peaking

Bare Steel

Macon

Alberta Hub
Intra-Alberta Center
Crossfield Hub
Alberta Market Centre
Empress Center
AECO-C Hub
Sumas Center
Kingsgate Center
TransCanada Center
Canada
Midwest
Dawn Market Center
Iroquois Center
Chicago Hub
Stanfield Center
Opal Hub
Central
Cheyenne Hub
Malin Center
Golden Gate Center
Mid-Continent Center
Ellisburg-Leidy Center
Dominion Hub
Northeast
California Energy Hub
Western
Blanco Hub
Southwest
Perryville Center
Katy (DEFS) Hub
Katy Storage Center
Henry Hub
Southeast
Waha (Lone Star) Hub
Waha (Encina) Hub
Waha (DEFS) Hub
Waha (EPGT) Texas Hub
Egan Hub
Nautilus Hub
Moss Bluff Hub
Spindletop Storage Hub
Agua Dulce Hub
Market Center/Hub
Major Gas Producing Basin
Flow Pattern

Note: DEFS = Duke Energy Field Services Co; EPGT = EPGT Texas Pipeline Co.
Source: Energy Information Administration, GasTran Gas Transportation Information System, Natural Gas Market Hubs Database, as of August 2003.

2003 Analyst/Investor Conference 11

AGL Resources

In the future, supply basin flows to our
region will change

Existing and Proposed LNG
                                                                  Import Facilities

Southern Natural Gas

Pipeline Connections

12 metres

Draft

1

Tanker Berths

3

Number of Tanks

4 Bcf

Storage Capacity

MMcf per day

(maximum sendout is 675

440 MMcf per day

Vaporization Capacity

El Paso

Operator:

(Operating)

Elba Island, GA

Trunkline, Gulf Coast Pipes

Pipeline Connections

12 metres

Draft

1

Tanker Berths

3

Number of Tanks

6.3 Bcf

Storage Capacity

630 MMcf per day

day. Sustained capability

Peak capability 1.0 Bcf per

Vaporization Capacity

(CMS)

Trunkline LNG

Operator:

(Operating)

Lake Charles, LA

Columbia Gas, Transcontinental

Pipeline Connections

11 metres

Draft

2

Tanker Berths

(expanding to 5)

4

Number of Tanks

(expanding to 7.5 Bcf)

5.0 Bcf

Storage Capacity

(750 allocated for imports)

1 Bcf  per day

Vaporization Capacity

(Dominion)

Cove Point LNG

Operator:

(Operating)

Cove Point, MD

Algonquin, Tennessee

Pipeline Connections

11 metres

Draft

1

Tanker Berths

2

Number of Tanks

3.6 Bcf

Storage Capacity

100 MMcf per day

Trucking Capacity

day in mid-2001

(expanding to 600 MMcf per

435 MMcf per day

Vaporization Capacity

(Tractebel)

Distrigas LNG

Operator:

(Operating)

Everett, MA

Existing Terminals

Proposed Terminals

Canaport
(Irving)

Fairwinds
(TCPL, ConocoPhillips)

Bear Head
(ANE)

Freeport
(Cheniere)

West Coast
(Calpine)

West Coast
(Mitsubishi, Crystal,
BHP Billiton)

Cameron
(Sempra)

Offshore GOM
(Shell, El Paso, ChevronTexaco)

East Coast
(Golar, Somerset,
Weaver’s Cove)

Bahamas
(El Paso, AES, Tractebel)

Baja, Mexico
(ConocoPhillips, Sempra,
ChevronTexaco, Shell,
BP, Marathon)

Norway
Europe
Eastern Mediterranean
1200 - 1500
Spain
USA
3700 - 4900
5400
Algeria
1800 - 2100
3600
4000
4000 - 4400
Nigeria
Trin dad & Tobago
5000 - 5500
Venezuela
1600
3400 - 3600
3200 - 3400
Brazil

2003 Analyst/Investor Conference

13

AGL Resources

Global LNG

Trade Routes

LNG is Destined for Eastern Seaboard

Trinidad LNG is bound for US, both eastern seaboard
and Gulf Coast

Qatar and Nigerian LNG may seek US markets as well

Elba Island Terminal

Current capacity 440 MDthd

Shell expansion 360 MDthd

800 MDthd available daily

Total takeaway of 520 MDthd is mis-matched; AGL can be
part of solution

AGL is poised for East Coast market opportunities

Atlanta

2003 Analyst/Investor Conference 15

AGL Resources

Georgia

Marketplace

Elba Island LNG
Import Terminal

AGL Resources
CHATTANOOGA
CHEROKEE
MACON
VALDOSTA
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
Tennessee Gas Pipeline Co
Texas Eastern Transmission Corp
Transcontinental Gas Pipeline Corp
Cove Point
Dominion Resources
CGC Service Territory

2003 Analyst/Investor Conference 16

AGL Resources

Cove Point LNG

Georgia Market Place

Macon LNG

Appalachian Production

a

SONAT Pipeline

Transco Pipeline

Jacksonville

Elba Island LNG

Virginia Market Place

OPPORTUNITY

Joint Use Pipeline

East Tennessee Pipeline

VNG Propane Peaking

AGL Marketplace: A Region of
Opportunities

Potential Opportunities For Investment

*Required under pipeline replacement program.

Propane Air Plant

Macon Peaking Pipeline

Pipeline Replacement

Project

*

Pipeline Project

LNG Opportunity

2004

2005

2006

2007

2008

2009